UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): July 16, 2003

                        Mercury Interactive Corporation
             (Exact name of registrant as specified in its charter)


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
                   Delaware                               0-22350                             77-0224776
----------------------------------------------     ---------------------            ---------------------------------
(State or other jurisdiction of incorporation)     (Commission File No.)            (IRS Employer Identification No.)
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               1325 Borregas Avenue, Sunnyvale, California 94089
               -------------------------------------------------
                    (Address of Principal Executive Offices)



                                 (408) 822-5200
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)




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Item 7.  Financial Statements and Exhibits

(c) Exhibits

Exhibit No.                                   Description
-----------         ----------------------------------------------------------
99.1                Press release of Mercury Interactive Corporation
                    issued on July 16, 2003 announcing financial results for the quarter ended June 30, 2003.

Items 9 and 12. Regulation FD Disclosure and Disclosure of Results of Operations and Financial Condition

On July 16, 2003, Mercury Interactive Corporation issued a press release announcing its financial results for the quarter ended June 30, 2003. A copy of the press release is furnished as Exhibit 99.1 to this report pursuant to Regulation FD and Item 12.


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  July 16, 2003                       MERCURY INTERACTIVE CORPORATION



                                           By:  /s/  Susan J. Skaer
                                                -------------------------------


                                           Name: Susan J. Skaer
                                                 -------------------------------
                                                 Vice President, General Counsel
                                                 and Secretary



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                                  EXHIBIT INDEX


Exhibit No.                                   Description
-----------         ----------------------------------------------------------
99.1                Press release of Mercury Interactive Corporation
                    issued on July 16, 2003 announcing financial results for the quarter ended June 30, 2003.